Exhibit 99.2

                            [Letterhead of KPMG LLP]

                            Independent Auditors Report

The Board of Directors
CitiMortgage, Inc.:


We have audited the consolidated financial statements of CitiMortgage, Inc. (an indirect wholly owned subsidiary of Citigroup) and subsidiaries (the Company)as of and for the year ended December 31, 2000, and have issued our report thereon dated March 9, 2001. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.

In connection with our audit, we noted no instances of noncompliance that are required to be reported herein under the requirements applicable to HUD-approved Title II non-supervised mortgagees, as specified in the Consolidated Audit
Guide for Audits of HUD Programs (the Guide), issued by the U.S. Department of Housing and Urban Development, Office of the Inspector General, in August 1997, insofar as they relate to accounting matters related to the Mortgage Pass-Thru Certificates referred to in Exhibit I. However, our audit was not directed primarily toward obtaining knowledge of such noncompliance.

This report is intended for the information and use of the Board of Directors, management of the Company, Bank One Trust Company, NA, Citibank, N.A., Bankers Trust Company, State Street Bank & Trust Company, and The Bank of New York and is not intended to be and should not be used by anyone other than these specified parties.


                                                        /s/ KPMG LLP

March 9, 2001




                                CITIMORTGAGE, INC. AND SUBSIDIARIES
                        (An Indirect Wholly Owned Subsidiary of Citigroup)
                                Mortgage Pass-Through Certificates
                                        December 31, 2000


Citibank, N.A.                                                  Series 1985-K


Citibank, N.A.                                                  Series 1986-J
Citibank, N.A.                                                  Series 1986-P
Citibank, N.A.                                                  Series 1986-S


Citibank, N.A.                                                  Series 1987-A
Citibank, N.A.                                                  Series 1987-B
Citibank, N.A.                                                  Series 1987-D
Citibank, N.A.                                                  Series 1987-F


Citicorp Mortgage Securities, Inc.                              Series 1987-1
Citicorp Mortgage Securities, Inc.                              Series 1987-3
Citicorp Mortgage Securities, Inc.                              Series 1987-10
Citicorp Mortgage Securities, Inc.
        Citibank, N.A.                                          Series 1987-13A
Citicorp Mortgage Securities, Inc.
        Citibank, N.A.                                          Series 1987-20A


Citicorp Mortgage Securities Inc.
        Citicorp Mortgage, Inc.                                 Series 1988-1A
Citicorp Mortgage Securities, Inc.                              Series 1988-8
Citicorp Mortgage Securities, Inc.                              Series 1988-11
Citicorp Mortgage Securities, Inc.
        Citicorp Mortgage, Inc.                                 Series 1988-16A
        Citibank, N.A.                                          Series 1988-16B
        Citicorp Savings of Florida, A Federal S&L Assoc.       Series 1988-16C
Citicorp Mortgage Securities, Inc.                              Series 1988-17
Citicorp Mortgage Securities, Inc.                              Series 1988-20


Citicorp Mortgage Securities, Inc.                              Series 1989-1
 Citicorp Mortgage Securities, Inc.
 Citicorp Mortgage, Inc.                                        Series 1989-5A
        Citibank, N.A.                                          Series 1989-5B
Citicorp Mortgage Securities, Inc.                              Series 1989-6
Citicorp Mortgage Securities, Inc.
        Citicorp Mortgage, Inc.                                 Series 1989-8A
        Citibank, N.A.                                          Series 1989-8B
Citicorp Mortgage Securities, Inc.                              Series 1989-9
Citicorp Mortgage Securities, Inc.                              Series 1989-12
Citicorp Mortgage Securities, Inc.                              Series 1989-13
Citicorp Mortgage Securities, Inc.                              Series 1989-19


Citicorp Mortgage Securities, Inc.
        Citicorp Mortgage, Inc.                                 Series 1990-5A
        Citibank, N.A.                                          Series 1990-5B
        Citibank, Federal Savings Bank                          Series 1990-5C
Citibank Mortgage Securities, Inc.
        Citicorp Mortgage, Inc.                                 Series 1990-7A
        Citibank, N.A.                                          Series 1990-7B
        Citibank, Federal Savings Bank                          Series 1990-7C
        Citibank, Federal Savings Bank                          Series 1990-7D
Citicorp Mortgage Securities, Inc.
        Citicorp Mortgage, Inc.                                 Series 1990-8A
        Citibank, N.A.                                          Series 1990-8B
        Citibank, Federal Savings Bank                          Series 1990-8C
        Citibank, Federal Savings Bank                          Series 1990-8D
Citicorp Mortgage Securities, Inc.
        Citicorp Mortgage, Inc.                                 Series 1990-9A
        Citibank, N.A.                                          Series 1990-9B
        Citibank, Federal Savings Bank                          Series 1990-9C
        Citibank, Federal Savings Bank                          Series 1990-9D
Citicorp Mortgage Securities, Inc.
        Citicorp Mortgage, Inc.                                 Series 1990-11A
        Citibank, N.A.                                          Series 1990-11B
        Citibank, Federal Savings Bank                          Series 1990-11C
        Citibank, Federal Savings Bank                          Series 1990-11D
        Citibank, Federal Savings Bank                          Series 1990-11E
 Citicorp Mortgage Securities, Inc.
        Citicorp Mortgage, Inc.                                 Series 1990-12A
        Citibank, N.A.                                          Series 1990-12B
        Citibank, Federal Savings Bank                          Series 1990-12C
Citicorp Mortgage Securities, Inc.                              Series 1990-14
Citicorp Mortgage Securities, Inc.                              Series 1990-16
Citicorp Mortgage Securities, Inc.                              Series 1990-18


Citicorp Mortgage Trust III
        Citicorp Mortgage, Inc.                                 Series 1990-IIIA
        Citibank, N.A.                                          Series 1990-IIIB
        Citicorp Savings of California, A Federal S&L Assoc.    Series 1990-IIIC
Citicorp Mortgage Trust IV
        Citicorp Mortgage, Inc.                                 Series 1990-IVA
        Citibank, N.A.                                          Series 1990-IVB
        Citibank, Federal Savings Bank                          Series 1990-IVC
        Citibank, Federal Savings Bank                          Series 1990-IVD
        Citibank, Federal Savings Bank                          Series 1990-IVE


Citicorp Mortgage Securities, Inc.                              Series 1991-4
Citicorp Mortgage Securities, Inc.                              Series 1991-5
Citicorp Mortgage Securities, Inc.                              Series 1991-6
Citicorp Mortgage Securities, Inc.                              Series 1991-9
Citicorp Mortgage Securities, Inc.                              Series 1991-14


Citicorp Mortgage Securities, Inc.                              Series 1992-1
Citicorp Mortgage Securities, Inc.                              Series 1992-4
Citicorp Mortgage Securities, Inc.                              Series 1992-5
Citicorp Mortgage Securities, Inc.                              Series 1992-7
Citicorp Mortgage Securities, Inc.                              Series 1992-9
Citicorp Mortgage Securities, Inc.                              Series 1992-10
Citicorp Mortgage Securities, Inc.                              Series 1992-11
Citicorp Mortgage Securities, Inc.                              Series 1992-12
Citicorp Mortgage Securities, Inc.                              Series 1992-13
Citicorp Mortgage Securities, Inc.                              Series 1992-14
Citicorp Mortgage Securities, Inc.                              Series 1992-15
Citicorp Mortgage Securities, Inc.                              Series 1992-16
Citicorp Mortgage Securities, Inc.                              Series 1992-17
Citicorp Mortgage Securities, Inc.                              Series 1992-18
Citicorp Mortgage Securities, Inc.                              Series 1992-19
Citicorp Mortgage Securities, Inc.                              Series 1992-20


Citicorp Mortgage Securities, Inc.                              Series 1993-1
Citicorp Mortgage Securities, Inc.                              Series 1993-2
Citicorp Mortgage Securities, Inc.                              Series 1993-3
Citicorp Mortgage Securities, Inc.                              Series 1993-4
Citicorp Mortgage Securities, Inc.                              Series 1993-5
Citicorp Mortgage Securities, Inc.                              Series 1993-6
Citicorp Mortgage Securities, Inc.                              Series 1993-7
Citicorp Mortgage Securities, Inc.                              Series 1993-8
Citicorp Mortgage Securities, Inc.                              Series 1993-9
Citicorp Mortgage Securities, Inc.                              Series 1993-10
Citicorp Mortgage Securities, Inc.                              Series 1993-11
Citicorp Mortgage Securities, Inc.                              Series 1993-12
Citicorp Mortgage Securities, Inc.                              Series 1993-13
Citicorp Mortgage Securities, Inc.                              Series 1993-14


Citicorp Mortgage Securities, Inc.                              Series 1994-1
Citicorp Mortgage Securities, Inc.                              Series 1994-2
Citicorp Mortgage Securities, Inc.                              Series 1994-3
Citicorp Mortgage Securities, Inc.                              Series 1994-4
Citicorp Mortgage Securities, Inc.                              Series 1994-5
Citicorp Mortgage Securities, Inc.                              Series 1994-6
Citicorp Mortgage Securities, Inc.                              Series 1994-7
Citicorp Mortgage Securities, Inc.                              Series 1994-8
Citicorp Mortgage Securities, Inc.                              Series 1994-9
Citicorp Mortgage Securities, Inc.                              Series 1994-10
Citicorp Mortgage Securities, Inc.                              Series 1994-11
Citicorp Mortgage Securities, Inc.                              Series 1994-12
Citicorp Mortgage Securities, Inc.                              Series 1994-13


Citicorp Mortgage Securities, Inc.                              Series 1995-1
Citicorp Mortgage Securities, Inc.                              Series 1995-2
Citicorp Mortgage Securities, Inc.                              Series 1995-3


Citicorp Mortgage Securities, Inc.                              Series 1996-1


Citicorp Mortgage Securities, Inc.                              Series 1997-1
Citicorp Mortgage Securities, Inc.                              Series 1997-2
Citicorp Mortgage Securities, Inc.                              Series 1997-3
Citicorp Mortgage Securities, Inc.                              Series 1997-4
Citicorp Mortgage Securities, Inc.                              Series 1997-5
Citicorp Mortgage Securities, Inc.                              Series 1997-6
Citicorp Mortgage Securities, Inc.                              Series 1997-7


Citicorp Mortgage Securities, Inc.                              Series 1998-1
Citicorp Mortgage Securities, Inc.                              Series 1998-2
Citicorp Mortgage Securities, Inc.                              Series 1998-3
Citicorp Mortgage Securities, Inc.                              Series 1998-4
Citicorp Mortgage Securities, Inc.                              Series 1998-5
Citicorp Mortgage Securities, Inc.                              Series 1998-6
Citicorp Mortgage Securities, Inc.                              Series 1998-7
Citicorp Mortgage Securities, Inc.                              Series 1998-8
Citicorp Mortgage Securities, Inc.                              Series 1998-9
Citicorp Mortgage Securities, Inc.                              Series 1998-10


Citicorp Mortgage Securities, Inc.                              Series 1999-1
Citicorp Mortgage Securities, Inc.                              Series 1999-2
Citicorp Mortgage Securities, Inc.                              Series 1999-3
Citicorp Mortgage Securities, Inc.                              Series 1999-4
Citicorp Mortgage Securities, Inc.                              Series 1999-5
Citicorp Mortgage Securities, Inc.                              Series 1999-6
Citicorp Mortgage Securities, Inc.                              Series 1999-7
Citicorp Mortgage Securities, Inc.                              Series 1999-8


Citicorp Mortgage Securities, Inc.                              Series 2000-1
Citicorp Mortgage Securities, Inc.                              Series 2000-2
Citicorp Mortgage Securities, Inc.                              Series 2000-3
Citicorp Mortgage Securities, Inc.                              Series 2000-4
Citicorp Mortgage Securities, Inc.                              Series 2000-5
Citicorp Mortgage Securities, Inc.                              Series 2000-6


Salomon Brothers Mortgage Securities VII, Inc.                  Series 2000-1



                            [Letterhead of KPMG LLP]

                          Independent Accountants' Report


The Board of Directors
CitiMortgage, Inc.:

We have examined managements assertion about CitiMortgage, Inc. (an indirect wholly owned subsidiary of Citigroup) and subsidiaries (the Company) compliance with the minimum servicing standards set forth in the Mortgage Bankers Association of Americas Uniform Single Attestation Program for Mortgage Bankers as of and for the year ended December 31, 2000 included in the accompanying management assertion. Management is responsible for the Companys compliance with those minimum servicing standards. Our responsibility is to express an opinion on managements assertion about the Companys compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Companys compliance with the minimum servicing standards and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Companys compliance with the minimum servicing standards.

In our opinion, managements assertion that CitiMortgage, Inc. complied in all material respects with the aforementioned minimum servicing standards as of and for the year ended December 31, 2000 is fairly stated, in all material respects.


                                                        /s/ KPMG LLP


March 9, 2001




[Letterhead of CitiMortgage, Inc.]

As of and for the year ended December 31, 2000, CitiMortgage, Inc. (an indirect wholly owned subsidiary of Citigroup) and subidiaries (the Company) has complied, in all material respects, with the minimum servicing standards set forth in the Mortgage Bankers Association of America's Uniform Single Attestation for Mortgage Bankers. As of and for this same period, the Company had in effect a fidelity bond of $305 million and errors and omissions policy in the amount of $125 million.



Very truly your,



CITIMORTGAGE, INC.

By:     /s/Keith McDonald
        Kieth McDonald, Managing Director of Servicing


By:     /s/ Tom Wind
        Tom Wind, President/Chief Operating Officer


March 9, 2001